UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):      October 2, 2006
CORVEL CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-19291	33-0282651

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2010 Main Street, Suite 600, Irvine, California		92614

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code      (949) 851-1473
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
SIGNATURES

Item 4.01. Changes in Registrant’s Certifying Accountant.
     On October 2, 2006, the Audit Committee of the Board of Directors of CorVel Corporation (the “Company”) appointed Haskell & White, LLP (“Haskell & White”) as the Company’s independent registered public accounting firm, to audit the Company’s financial statements for the fiscal year ending March 31, 2007.
     During the two year period ended March 31, 2006, and for the interim period from April 1, 2006 until the engagement of Haskell & White, neither the Company, nor anyone engaged on its behalf, has consulted with Haskell & White regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVEL CORPORATION
(Registrant)

Dated: October 2, 2006	/s/ V. GORDON CLEMONS
V. Gordon Clemons
Chief Executive Officer